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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 October 6, 2004
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION

             (Exact name of registrant as specified in its charter)

               DELAWARE                                     1-10218                               13-3489233
   (STATE OR OTHER JURISDICTION OF                  (COMMISSION FILE NUMBER)                   (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                                                            IDENTIFICATION NO.)
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                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)

                                 (248) 824-2500

              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                            ------------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished under Item 2.02 of Form 8-K. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities
Act of 1933 or the Securities Exchange Act of 1934, except to the extent Collins
& Aikman Corporation specifically incorporates the information by reference.

On October 6, 2004, Collins & Aikman Corporation issued a press release regarding its expected Third Quarter of 2004 EBITDA performance. A copy of that release is attached as an exhibit to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.  The following exhibit is filed herewith:

              Exhibit No.       Description


                  99.1          Collins & Aikman press release dated
                                October 6, 2004

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 6, 2004


                         COLLINS & AIKMAN CORPORATION



                         By: /s/     J. Michael Stepp
                             -------------------------------------------
                             Name:   J. Michael Stepp
                             Title:  Vice Chairman and Chief Financial Officer


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                                  EXHIBIT INDEX




              Exhibit No.        Description

              99.1               Collins & Aikman press release dated
                                 October 6, 2004